UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2015

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Forward-Looking Statements

This report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including, in particular, statements about ParkerVision, Inc.’s (the “Company”) future operating results, plans, objectives, and expectations.  When used in this report, the words or phrases “expects,” “expected to result,” “intends,” “anticipates,” “estimated” or similar expressions are intended to identify “forward-looking statements.”  Readers are cautioned not to place undue reliance on such forward-looking statements, each of which speaks only as of the date made.  Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected, including the risks and uncertainties identified in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, in its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2015 and in its other periodic filings with the Securities and Exchange Commission.  Examples of such risks and uncertainties include general economic and business conditions, unexpected changes in technologies and technological advances, the timely development and commercial acceptance of new products and technologies, reliance on and protection of our intellectual property, the outcome of our intellectual property litigation and the ability to obtain adequate financing in the future.  We have no obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect anticipated events or circumstances occurring after the date of such statements.

Item 2.05 — Costs Associated with Exit or Disposal Activities

On June 8, 2015, the Company implemented a reduction in its staff in order to reduce the Company’s ongoing operating expenses.  The Company estimates a charge to operating results in the second quarter of 2015 of approximately $325,000 in connection with accrued severance costs.  These accrued severance costs are expected to result in a cash impact of approximately $250,000 in the second quarter of 2015.

Item 8.01 — Other Items

As referenced in Item 2.05 above, the Company has reduced its workforce in both its Jacksonville and Orlando locations.  This reduction in force is expected to narrow the Company’s new product development efforts to customer funded projects.  The Company will continue to pursue intellectual property licensing opportunities and component product sales, secure new intellectual property rights for its innovations, and enforce and defend its intellectual property.

The reduction in workforce is expected to result in an estimated 25% reduction in cash used for operating activities, excluding litigation activities, going forward.  The Company also anticipates incurring charges for one-time severance benefits as discussed in Item 2.05 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 11, 2015	PARKERVISION, INC.

		By:	/s/ Jeffrey L. Parker
Jeffrey L. Parker
Chief Executive Officer

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